FIRST AMENDMENT TO THE XERIS PHARMACEUTICALS, INC. 2018 EMPLOYEE STOCK PURCHASE PLAN WHEREAS, Xeris Biopharma Holdings, Inc., a Delaware corporation incorporated under (the “Company”), maintains and operates the Xeris Pharmaceuticals, Inc. 2018 Employee Stock Purchase Plan (the “ESPP”), which was previously adopted by the board of directors and approved by the stockholders of Xeris Pharmaceuticals, Inc. in 2018, and assumed by the Company and approved by the Company’s stockholders in 2021; WHEREAS, the Board of Directors (the “Board”) of the Company believes that the number of shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), remaining available for issuance under the ESPP has become insufficient for the Company’s anticipated future needs under the ESPP; WHEREAS, Section 18 of the ESPP provides that the Board may amend the ESPP at any time, subject to certain conditions set forth therein; and WHEREAS, the Board has determined that it is in the best interests of the Company to amend the ESPP to (i) remove the “evergreen” provision which provides for annual increases in the aggregate number of shares of Common Stock available for issuance under the ESPP and in lieu thereof, (ii) increase the aggregate number of shares of Common Stock available for issuance under the ESPP by 6,636,632 shares to 8,854,709 shares. NOW, THEREFORE, the ESPP be and it is hereby amended, subject to approval of the Company’s stockholders, in the following particulars: 1. Amendment of ESPP to Remove Annual Increase provision and Increase Shares. By deleting the second sentence of the first paragraph of the ESPP and inserting the following sentence in lieu thereof: “8,854,709 shares of Common Stock have been approved and reserved for this purpose”. 2. Effective Date of Amendment. This amendment to the ESPP shall become effective upon the date that it is approved by the Company’s stockholders in accordance with applicable laws and regulations at an annual or special meeting held within twelve months of the date it is adopted by the Board. 3. Other Provisions. Except as set forth above, all other provisions of the ESPP shall remain unchanged. ADOPTED BY THE BOARD OF DIRECTORS: February 28, 2024 APPROVED BY THE STOCKHOLDERS: June 5, 2024 Exhibit 10.1